UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2014

Dollar General Corporation

(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Mission Ridge Goodlettsville, Tennessee		37072
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE.

On September 10, 2014, D3 Merger Sub, Inc., a wholly owned subsidiary of Dollar General Corporation (“Dollar General”), commenced a tender offer (the “Tender Offer”) to acquire all of the outstanding common stock, par value $0.10 per share (together with the associated preferred share purchase rights), of Family Dollar Stores, Inc. (“Family Dollar”), for $80.00 per share, net to the seller in cash, without interest and less any required withholding taxes. The terms and conditions of the tender offer are set forth in the Schedule TO filed by Dollar General and D3 Merger Sub, Inc. with the U.S. Securities and Exchange Commission (the “SEC”) on September 10, 2014 (the “Schedule TO”), which Schedule TO (including the exhibits thereto) is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

On September 10, 2014, Dollar General issued a press release announcing the commencement of the Tender Offer. The press release is furnished as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

The information in Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

ADDITIONAL INFORMATION

This Current Report is provided for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any shares of the common stock of Family Dollar or any other securities. Dollar General and its wholly owned subsidiary D3 Merger Sub, Inc. have commenced a tender offer for all outstanding shares of common stock of Family Dollar and have filed with the SEC a tender offer statement on Schedule TO (including an Offer to Purchase, a Letter of Transmittal and related documents), which will be amended as necessary. These documents contain important information, including the terms and conditions of the Tender Offer, and stockholders of Family Dollar are advised to carefully read these documents before making any decision with respect to the Tender Offer. Investors and security holders may obtain free copies of these statements and other documents filed with respect to the Tender Offer at the SEC’s website at www.sec.gov. In addition, copies of the Schedule TO and related materials may be obtained for free by directing such requests to the information agent for the Tender Offer, Innisfree M&A Incorporated, at (877) 750-5837 (toll free for stockholders) or (212) 750-5833 (collect for banks and brokers).

ITEM 8.01	OTHER EVENTS.

The information set forth in Item 7.01 is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired. N/A

(b)	Pro forma financial information. N/A

(c)	Shell company transactions. N/A

(d)	Exhibits. See Exhibit Index immediately following the signature page hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2014	DOLLAR GENERAL CORPORATION

	By:	/s/ Rhonda M. Taylor
Rhonda M. Taylor
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Schedule TO (incorporated by reference to Dollar General’s and D3 Merger Sub, Inc.’s Tender Offer Statement on Schedule TO filed with the SEC on September 10, 2014).

99.2	Press Release of Dollar General dated September 10, 2014 (incorporated by reference from Exhibit (a)(5)(i) to Dollar General’s and D3 Merger Sub, Inc.’s Tender Offer Statement on Schedule TO filed with the SEC on September 10, 2014).